Annual Report

                          (THE JENSEN PORTFOLIO LOGO)

                                 ANNUAL REPORT
                                  MAY 31, 2002

LETTER FROM THE INVESTMENT ADVISER

Dear Shareholders;

  We wish to welcome the significant number of new Jensen Portfolio shareholders. A year ago, we had the good fortune to know most shareholders by name; today we no longer have that privilege. For that reason, we wish to take this opportunity to review our investment strategy, what we believe the outcome of employing that strategy will be, and comment upon the current investment environment.

  As this letter is being written, the equity market as measured by the S&P 500 is approximately at the same level as it was last September. Then, we faced a double whammy--the possibility of imminent, further terrorist attacks and the economy's slide into recession. Today, while the threat of terrorism has not gone away; certainly we have been alerted. Today, the recession has passed and the ensuing recovery has been even stronger than the rosiest forecasts made last fall.

  What's wrong?

  We may never know. The answer will not be found by a deeper examination of the market. No one knows now, or will ever know, what the market will do in the next hour, the next day or the next year.

  This is not to say we are not concerned about accounting issues, the often-excessive compensation of CEO's, employee stock options, and over-funded retirement programs. As we will discuss in detail later, we are most interested in the effect these issues have on the free cash flow that is generated for shareholders. Free cash flow is much less likely to be overstated than net income, and following cash for ten consecutive years, as our discipline requires, spotlights inconsistencies.

  Does the market matter?

  Yes, but only if the companies in the Portfolio are not prepared for the eventuality that markets will be endlessly volatile.

  As schizophrenic as markets are in the short term, in the long run they do a reasonable job of appraising the value of companies. For example, from 1963 through 1998, Merck increased earnings at an average annual rate of 15.1 percent, and Merck's common stock appreciated at an average annual rate of 15 percent. In a nutshell, over time markets recognize the build up in value created by retained profits.

  The relationship between a firm's profits and its shareholders is forever linked. According to Peter Drucker, profit serves three purposes:

  o  It measures the net effectiveness and soundness of a business's efforts.

  o It is the "risk premium" that covers the cost of staying in business-- replacement, obsolescence, market risk, and uncertainty.

  o  Profit insures the supply of future capital for innovation and expansion.

  According to Drucker, the issue is not the maximum amount of profit a firm can make, but the minimum amount of profit it must make to accomplish profit's three purposes. In its planning process, management must assume that public markets may not be a source of new capital...that profit must serve as that source.

  In markets in which quotations provide little or no pleasure, we wish you to consider the strengths of the companies chosen for the Portfolio. The assets must be invested precisely as described in the Portfolio's prospectus. Briefly, the strategy dictates that companies must have reported a 15 percent return on equity (ROE) for ten consecutive years. (ROE measures the profit that is generated by shareholders' investment. Only 110 companies qualify for consideration--less than 1 percent of the companies traded in the market place.

  The crux of the strategy is consistency. Its objective is single minded: to identify those few companies that have the greatest likelihood of being successful for the next decade. Studies show that companies meeting the 10-year, 15 percent ROE hurdle have a sustainable advantage over competitors, and successful managers protect and enhance that advantage.

  Nonetheless, there are many differences among the companies that meet the ROE requirement, so the list is pared again to companies that we believe are most likely to continue their high level of performance. The result is the 27 outstanding companies held in the Portfolio.

  And, we wish to pay a fair price for them.

  A fair price, that is, that has nothing to do with the market. Any company, any asset, any piece of real estate is worth the present value of all the cash it will generate in the future. Since we estimate how much cash each of the 110 companies will generate in the future, then discount that figure by the cost of inflation, interest and equity risk, we arrive at intrinsic value--the value of each company as if there were no stock market for its shares.

  We then compare each firm's intrinsic value to its market value. Since market prices change daily (intrinsic value changes are more glacial), we wait to buy shares until there is an adequate margin of safety--that is when the market price represents a substantial discount to intrinsic value. As an aside, our intrinsic value calculations are invaluable to our investment process; they provide the rudder to the investment decision.

  Our sell strategy is quite simple. If a company does not report a 15 percent ROE in any one year, it is sold. Similarly, should the market appraise the company at more than intrinsic value, it is a sale candidate.

  Finally, we do not expect the stock market performance of the Portfolio to exceed the business performance of its constituents. Using earnings per share as a proxy for cash flow, we expect a company that increases earnings at a 10 percent annual rate to increase in market value by 10 percent over time. Unfortunately, market and business values do not increase in lock step, but, as noted, over long periods of time they show a remarkable tendency to match each other.

  Shareholders should also know that the investable assets of the principals of the Portfolio's management are either in the Portfolio or the management company itself. There is no requirement that they invest in this manner; it represents our common belief that our capital will be enhanced without undue jeopardy by owning what we believe are the best companies of our era. In a few words, we eat our own cooking.

  During this past year, three new companies were added to the roster. MBNA and Jones Apparel Group qualified for investment just last autumn. The third, Johnson & Johnson, was a company we've long admired and often too expensive to buy until the recent market downturn. According to the Value Line Survey, these three companies have averaged increased earnings of 23, 21 and 13.5 percent respectively since 1992. First Call's estimates of their growth in the next five years are respectively: 18, 15 and 14 percent.

  In closing, we have focused on an investment discipline that demands consistent business performance from each company in the Portfolio. Our goal is simple. It is to provide shareholders with representation in outstanding companies in line with our unwavering investment strategy.

Sincerely,

/s/Val Jensen

Val Jensen, Chairman
Jensen Investment Management, Inc.

Past performance is no guarantee of future results. Please see the "Schedule of Investments" for a list of fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Mutual fund investing involves risk; loss of principal is possible. 07/02

                              THE JENSEN PORTFOLIO
                         TOTAL RETURNS VS. THE S&P 500

         DATE            THE JENSEN PORTFOLIO        S&P 500 STOCK INDEX
         ----            --------------------        -------------------
         8/3/92                $10,000                    $10,000
       11/30/92                $10,360                    $10,283
        5/31/93                 $9,428                    $10,885
       11/30/93                 $9,233                    $11,321
        5/31/94                 $8,991                    $11,348
       11/30/94                 $9,115                    $11,440
        5/31/95                $10,325                    $13,640
       11/30/95                $11,643                    $15,671
        5/31/96                $12,818                    $17,519
       11/30/96                $14,611                    $20,037
        5/31/97                $15,709                    $22,672
       11/30/97                $17,340                    $25,751
        5/31/98                $18,581                    $29,629
       11/30/98                $20,456                    $31,843
        5/31/99                $21,464                    $35,859
       11/30/99                $23,296                    $38,498
        5/31/00                $27,398                    $39,618
       11/30/00                $29,308                    $36,873
        5/31/01                $27,349                    $35,435
       11/30/01                $28,205                    $32,370
        5/31/02                $28,683                    $30,532

FOR THE PERIOD ENDING MAY 31, 2002

                                          AVERAGE ANNUAL
                       ----------------------------------------------------
                       ONE YEAR    THREE YEAR   FIVE YEAR   SINCE INCEPTION
                       --------    ----------   ---------   ---------------
THE JENSEN PORTFOLIO:     4.88%      10.14%      12.79%         11.31%
S&P 500 STOCK INDEX:   (13.85)%     (5.22)%       6.13%         12.00%

THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON STOCK TOTAL RETURN PERFORMANCE. THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 8/3/92 (INCEPTION). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE DIRECTORS AND SHAREHOLDERS OF THE JENSEN PORTFOLIO, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the
Fund) at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS, LLP

Portland, Oregon
June 21, 2002

STATEMENT OF ASSETS & LIABILITIES
May 31, 2002

ASSETS:
Investments, at value (cost $467,919,263)                         $476,992,622
Cash                                                                 1,056,654
Income receivable                                                      463,920
Receivable for capital stock issued                                  5,474,838
Other assets                                                            44,737
                                                                  ------------
                              TOTAL ASSETS                         484,032,771
                                                                  ------------

LIABILITIES:
Payable to Investment Adviser                                          181,381
Payable for securities purchased                                     9,787,160
Payable for capital stock redeemed                                     432,449
Other accrued expenses                                                 218,247
                                                                  ------------
                              TOTAL LIABILITIES                     10,619,237
                                                                  ------------
NET ASSETS                                                        $473,413,534
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Capital stock                                                     $465,369,167
Unrealized appreciation on investments                               9,073,359
Accumulated undistributed
  net investment income                                                 32,638
Accumulated net realized loss                                       (1,061,630)
                                                                  ------------
                              TOTAL NET ASSETS                    $473,413,534
                                                                  ------------
                                                                  ------------
NET ASSET VALUE PER SHARE, 21,029,674
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                                          $22.51
                                                                        ------
                                                                        ------

SCHEDULE OF INVESTMENTS
May 31, 2002

Number of Shares                                                   Fair Value
----------------                                                   ----------
                COMMON STOCK 98.28%

                ADVERTISING 4.64%
    254,000     Omnicom Group Inc.                                $ 21,937,980
                                                                  ------------

                APPAREL MANUFACTURERS 6.53%
    776,000     Jones Apparel Group, Inc. #<F1>                     30,931,360
                                                                  ------------

                BANKS 6.69%
    682,000     State Street Corporation                            31,685,720
                                                                  ------------

                BEVERAGES 0.22%
     19,000     The Coca-Cola Company                                1,055,640
                                                                  ------------

                COMPUTER SOFTWARE SERVICES 6.32%
    136,000     Adobe Systems
                  Incorporated                                       4,909,600
    420,000     Automatic Data
                  Processing, Inc.                                  21,806,400
     50,000     Certegy Inc. #<F1>                                   2,150,000
     30,000     Paychex, Inc.                                        1,039,500
                                                                  ------------
                                                                    29,905,500
                                                                  ------------

                DRUGS 8.49%
    252,000     Merck & Co. Inc.                                    14,389,200
    746,000     Pfizer Inc.                                         25,811,600
                                                                  ------------
                                                                    40,200,800
                                                                  ------------

                ELECTRICAL EQUIPMENT 10.64%
    490,000     Emerson Electric Co.                                28,346,500
    707,000     General Electric Company                            22,015,980
                                                                  ------------
                                                                    50,362,480
                                                                  ------------

                FINANCIAL SERVICES 7.13%
    932,000     MBNA Corporation                                    33,747,720
                                                                  ------------

                FOOD PROCESSING  1.55%
    348,000     Sara Lee Corporation                                 7,335,840
                                                                  ------------

                HOUSEHOLD PRODUCTS 3.83%
    347,000     The Clorox Company                                  15,892,600
     25,000     The Proctor & Gamble
                  Company                                            2,238,750
                                                                  ------------
                                                                    18,131,350
                                                                  ------------

                INDUSTRIAL SERVICES  6.41%
  1,099,000     Equifax Inc.                                        30,365,370
                                                                  ------------

                MANUFACTURING 4.61%
    174,000     3M Co.                                              21,824,820
                                                                  ------------

                MEDICAL SUPPLIES 14.19%
    461,000     Abbott Laboratories                                 21,897,500
    280,000     Johnson & Johnson                                   17,178,000
    125,000     Medtronic, Inc.                                      5,768,750
    409,000     Stryker Corporation                                 22,315,040
                                                                  ------------
                                                                    67,159,290
                                                                  ------------

                NEWSPAPERS 4.71%
    294,000     Gannett Co., Inc.                                   22,285,200
                                                                  ------------

                OFFICE EQUIPMENT 4.80%
    394,000     Zebra Technologies
                  Corporation #<F1>                                 22,710,160
                                                                  ------------

                PRECISION INSTRUMENTS 0.54%
    100,000     Dionex Corporation #<F1>                             2,557,000
                                                                  ------------

                THRIFT INDUSTRY 6.98%
    233,000     Fannie Mae                                          18,642,330
    220,000     Freddie Mac                                         14,421,000
                                                                  ------------
                                                                    33,063,330
                                                                  ------------
                Total Common Stock
                  Cost ($456,186,201)                              465,259,560
                                                                  ------------

Principal Amount
----------------
                SHORT-TERM INVESTMENTS 2.48%

                VARIABLE RATE DEMAND NOTES*<F2> 2.48%
 $3,374,616     American Family Financial
                  Services, Inc., 1.46%                              3,374,616
  4,108,411     Wisconsin Corporate Central
                  Credit Union, 1.51%                                4,108,411
  4,250,035     Wisconsin Electric Power
                  Company, 1.46%                                     4,250,035
                                                                  ------------
                Total Short-Term Investments
                  (Cost $11,733,062)                                11,733,062
                                                                  ------------
                Total Investments  100.76%
                  (Cost $467,919,263)                              476,992,622
                                                                  ------------
                Liabilities, Less
                  Other Assets (0.76)%                              (3,579,088)
                                                                  ------------
                NET ASSETS  100.00%                               $473,413,534
                                                                  ------------
                                                                  ------------

#<F1>   Non income producing security.
*<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of May 31, 2002.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2002

INVESTMENT INCOME:
Dividend income                                                    $ 1,585,417
Interest income                                                        205,230
                                                                   -----------
                                                                     1,790,647
                                                                   -----------

EXPENSES:
Investment advisory fees                                               722,103
Shareholder servicing fees                                             216,631
12b-1 Fees                                                             133,820
Administration fees                                                     77,334
Federal and state registration fees                                     76,681
Transfer agent fees and expenses                                        59,184
Custody fees                                                            42,737
Fund accounting fees                                                    34,411
Directors' fees and expenses                                            32,414
Reports to shareholders                                                 20,056
Legal fees                                                              19,479
Audit fees                                                              16,636
Insurance fees                                                           1,868
                                                                   -----------
          Total expenses                                             1,453,354
                                                                   -----------
NET INVESTMENT INCOME                                                  337,293
                                                                   -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investment
  transactions                                                        (818,178)
Change in unrealized appreciation
  on investments                                                    (3,215,626)
                                                                   -----------
Net loss on investments                                             (4,033,804)
                                                                   -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(3,696,511)
                                                                   -----------
                                                                   -----------

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended      Year Ended
                                                    May 31, '02    May 31, '01
                                                    -----------    -----------
OPERATIONS:
     Net investment income                         $    337,293    $   167,548

     Net realized loss on
       investment transactions                         (818,178)      (243,453)

     Change in unrealized
       appreciation on
       investments                                   (3,215,626)       (88,670)
                                                   ------------    -----------

     Net decrease in
       net assets resulting
       from operations                               (3,696,511)      (164,575)
                                                   ------------    -----------

CAPITAL SHARE TRANSACTIONS:
     Shares sold                                    458,477,927     19,403,308

     Shares issued to holders
       in reinvestment
       of dividends                                     235,266        476,612

     Shares redeemed                                (27,382,201)    (3,101,250)
                                                   ------------    -----------

     Net increase                                   431,330,992     16,778,670
                                                   ------------    -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
     Net investment income                             (340,360)      (170,034)

     From net realized gains                                 --       (849,715)
                                                   ------------    -----------

     Total dividends and
       distributions                                   (340,360)    (1,019,749)
                                                   ------------    -----------

INCREASE IN
  NET ASSETS                                        427,294,121     15,594,346

NET ASSETS:
     Beginning of year                               46,119,413     30,525,067
                                                   ------------    -----------

     End of year (including
       undistributed net investment
       income of $32,638 and
       $35,705, respectively)                      $473,413,534    $46,119,413
                                                   ------------    -----------
                                                   ------------    -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                  Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
Per Share Data:                                  May 31, '02     May 31, '01      May 31, '00     May 31, '99     May 31, '98
                                                 -----------     -----------      -----------     -----------     -----------
Net asset value,
  beginning of year                                 $21.53          $22.25          $19.42          $16.87           $14.78
                                                    ------          ------          ------          ------           ------

Income from investment
  operations:
  Net investment income                               0.05            0.09            0.06            0.05             0.23
  Net realized and unrealized
     gains (losses) on investments                    1.00           (0.14)           5.30            2.56             2.46
                                                    ------          ------          ------          ------           ------
  Total from investment
     operations                                       1.05           (0.05)           5.36            2.61             2.69
                                                    ------          ------          ------          ------           ------
Less distributions:
  Dividends from net investment
    income                                           (0.07)          (0.10)          (0.03)          (0.05)           (0.23)
  Distribution in excess of net
    investment income                                   --              --              --           (0.01)              --
  From net realized gains                               --           (0.57)          (2.50)             --            (0.37)
                                                    ------          ------          ------          ------           ------
                                                     (0.07)          (0.67)          (2.53)          (0.06)           (0.60)
                                                    ------          ------          ------          ------           ------
Net asset value,
  end of year                                       $22.51          $21.53          $22.25          $19.42           $16.87
                                                    ------          ------          ------          ------           ------
                                                    ------          ------          ------          ------           ------

Total return                                         4.88%         (0.18)%          27.65%          15.51%           18.28%

Supplemental data and ratios:
  Net assets,
     end of year                              $473,413,534     $46,119,413     $30,525,067     $24,542,844      $19,900,373

  Ratio of expenses to
    average net assets                               1.00%           0.95%           0.94%           0.96%            1.02%

  Ratio of net investment income to
    average net assets                               0.23%           0.45%           0.31%           0.27%            1.44%

  Portfolio turnover rate                            0.78%           6.53%          32.35%          13.87%           20.80%

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002

1.  ORGANIZATION AND SIGNIFICANT
    ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the year ended May 31, 2002. Variable rate demand notes are valued at cost which approximates fair value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                             Year Ended          Year Ended
                                            May 31, '02         May 31, '01
                                            -----------         -----------
Shares sold                                  20,083,354            892,029
Shares issued to holders in
  reinvestment of dividends                      10,509             22,340
Shares redeemed                              (1,205,945)          (144,330)
                                             ----------          ---------
Net increase                                 18,887,918            770,039

Shares outstanding:
Beginning of period                           2,141,756          1,371,717
                                             ----------          ---------
End of period                                21,029,674          2,141,756
                                             ----------          ---------
                                             ----------          ---------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2002, were $428,649,762 and $1,140,654, respectively.

At May 31, 2002, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                                    $27,827,046
(Depreciation)                                                  (18,753,687)
                                                                -----------
Net appreciation on investments                                 $ 9,073,359
                                                                -----------
                                                                -----------

At May 31, 2002, the cost of investments for federal income tax purposes was $467,919,263.

At May 31, 2002 the Fund had accumulated net realized capital loss carryovers of $243,453 and $818,178 expiring in 2009 and 2010, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY ANDOTHER
   AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

5.   EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed 1.40% in any fiscal year. If the Fund's regular operating expenses exceed 1.40% (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess.

Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.40%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

6.  DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.10% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred are tied in connection with the sale of shares and to the amounts of actual expenses incurred.

7.  ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS (UNAUDITED)

INDEPENDENT DIRECTORS

                                                                                                 # OF
                                                                                                 PORTFOLIOS
                                             TERM OF             PRINCIPAL                       IN FUND        OTHER
                             POSITION(S)     OFFICE AND          OCCUPATION                      COMPLEX        DIRECTORSHIPS
                             HELD WITH       LENGTH OF           DURING PAST                     OVERSEEN       HELD BY
NAME, AGE AND ADDRESS        THE COMPANY     TIME SERVED         FIVE YEARS                      BY DIRECTOR    DIRECTOR
---------------------        -----------     -----------         ----------                      -----------    --------
Norman W. Achen, 81          Independent     Indefinite Term;    President of N.W.                    1         Director of
The Jensen Portfolio, Inc.   Director        Served since        Achen Professional                             Brentwood
2130 Pacwest Center                          inception.          Corporation                                    Biomedical
1211 SW Fifth Avenue                                             (1980 - present);                              Research
Portland, OR 97204                                               Chairman and CEO                               Institute
                                                                 of the Achen Group                             (1998 - present);
                                                                 (1992 - 2001).                                 Director of IMDP
                                                                                                                (1998 - present).

Roger A. Cooke, 54           Independent     Indefinite Term;    Vice President - Regulatory          1         None
The Jensen Portfolio, Inc.   Director        3 years served.     and Legal Affairs of
2130 Pacwest Center                                              Precision Castparts Corp.
1211 SW Fifth Avenue                                             (2000 - present);
Portland, OR 97204                                               Executive Vice President -
                                                                 Regulatory and Legal
                                                                 Affairs of Fred Meyer, Inc.
                                                                 (1992 - 2000).

Robert E. Harold, 54         Independent     Indefinite Term;    Senior Director of Financial         1         Director for
The Jensen Portfolio, Inc.   Director        2 years served.     Planning of Nike, Inc.                         StoriedLearning,
2130 Pacwest Center                                              (2001 - present); Global                       Inc. (2000 -
1211 SW Fifth Avenue                                             Brand Controller for Nike,                     present); Director,
Portland, OR 97204                                               Inc. (1996, 1997, 2000 - 2001);                St. Mary's
                                                                 CFO (Interim) for Nike, Inc.                   Academy, a non-
                                                                 (1998 - 1999).                                 profit high school
                                                                                                                (2000 - present).

INTERESTED DIRECTORS
                                                                                                 # OF
                                                                                                 PORTFOLIOS
                                             TERM OF             PRINCIPAL                       IN FUND        OTHER
                             POSITION(S)     OFFICE AND          OCCUPATION                      COMPLEX        DIRECTORSHIPS
                             HELD WITH       LENGTH OF           DURING PAST                     OVERSEEN       HELD BY
NAME, AGE AND ADDRESS        THE COMPANY     TIME SERVED         FIVE YEARS                      BY DIRECTOR    DIRECTOR
---------------------        -----------     -----------         ----------                      -----------    --------
Gary W. Hibler, Ph.D., 58    Director and    Indefinite Term;    President of Jensen                  1         None
Jensen Investment            President       Served as           Investment Management
  Management, Inc.                           Director since      (1994 - Present).
2130 Pacwest Center                          inception;
1211 SW Fifth Avenue                         Served as
Portland, OR 97204                           Secretary from
                                             inception to
                                             March 2002;
                                             Served as
                                             President since
                                             March 2002.

Val E. Jensen, 73            Director and    Indefinite Term;    Chairman and Director                1         None
Jensen Investment            Chairman        Served as           of Jensen Investment
  Management, Inc.                           Director since      Management, Inc.
2130 Pacwest Center                          inception;          (1988 - present).
1211 SW Fifth Avenue                         Served as
Portland, OR 97204                           President
                                             from inception
                                             to March 2002;
                                             Served as
                                             Chairman since
                                             March 2002.

INVESTMENT ADVISER
Jensen Investment Management, Inc.
2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR  97204-3721
(800) 992-4144
www.jenseninvestment.com

FUND ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202

LEGAL COUNSEL
Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR  97204-1268

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
1300 SW Fifth Avenue
Suite 3100
Portland, OR  97201-5638

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(JENSEN INVESTMENT MANAGEMENT LOGO)